Exhibit 13

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Navios South American Logistics Inc. (the “Company”) hereby certify, to such officers’ knowledge, that:

(i) the accompanying report on Form 20-F of the Company for the year ended December 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2017	/s/ Claudio Pablo Lopez
Claudio Pablo Lopez
Chief Executive Officer
Date: March 29, 2017	/s/ Ioannis Karyotis
Ioannis Karyotis
Chief Financial Officer